General and Administrative Expenses	6 Months Ended
Jun. 30, 2024
General and Administrative Expenses [Abstract]
General and administrative expenses

9. General and administrative expenses

	Six months ended June 30,		Six months ended change
	2024	2023
	$	$	$	%
Wages & employee benefits	1,917,963	1,816,542	101,421	6%
Professional & Legal fees	1,650,061	882,855	767,206	87%
Consultancy fees	1,336,019	1,772,010	(435,992)	(25)%
Non-recurring listing and equity raising costs	-	8,003,016	(8,003,016)	(100)%
Directors' fees	360,984	86,500	274,484	317%
Depreciation of property and equipment	577,062	107,692	469,370	436%
Depreciation of right of use asset	169,457	62,029	107,428	173%
Amortization of intangible assets	90,247	38,301	51,946	136%
Audit & accountancy fees	130,976	81,751	49,225	60%
Rent	226,332	172,584	53,748	31%
Insurance	911,013	6,953	904,060	13,002%
Laboratory costs	638,822	-	638,822	0%
Impairment of VAT receivables	839,758	-	839,758	0%
Travel	251,306	364,781	(113,475)	(31)%
Share based payments expense	32,457	-	32,457	0%
Other administrative expenses	427,147	17,635	409,512	2,322%
Total general administrative expenses	9,559,603	13,412,649	(3,853,046)	(29)%

Net wages and employee benefits amounted to $1.9 million for the six months ending June 30, 2024 (six months ended June 30, 2023, $1.8 million). The wages and employee benefits for the six months ended June 30, 2024, include Simulus related expenses of $474,414, with no expenses incurred in the six months ending June 30, 2023, as Simulus was not yet part of Lifezone. In the six months ending June 30, 2024, the Company paid bonuses of $538,113 to employees (six months ended June 30, 2023, $91,478), reflecting a one-month bonus paid to all employees (and consultants) in May 2024 for achievements in 2023. The balance relates to pension payments, accrued holidays (largely in Australia), national insurance contributions and payments to temporary staff. Above amounts are the net amounts expensed, after capitalization.

During the six months ending June 30, 2024, $8.8 million of the gross total general and administrative expenses (six months ended June 30, 2023, $5.7 million) was capitalized to exploration and evaluation assets as part of the Kabanga Nickel Project.

Professional and legal fees amounted to $1.7 million for the six months ending June 30, 2024 (six months ended June 30, 2023, $882,855), with the largest positions being $239,532 (six months ended June 30, 2023: $Nil) for advisory services relating to the PGM recycling project and SOX advisory costs of $137,973 (six months ended June 30, 2023: $Nil). Professional fees also include broking fees and other investor and public relations costs. Legal fees amounted to $657,074, with large positions covering registration filing updates and general legal works, commercial work related to off-take agreements and legal fees not capitalized relating to the convertible debenture transaction as covered in Note 19.

Consultancy fees costs of $1.3 million for the six months ending June 30, 2024 (six months ended June 30, 2023, $1.8 million), were lower by $435,992 due to lower consultant bonuses of $189,665 paid in the six months ending June 30, 2024 (six months ended June 30, 2023, $512,542), as well as two people who were previously consultants as of June 30, 2023, are employees of Lifezone as at June 30, 2024.

Non-recurring listing and equity raising costs (including transaction listing cost) of $8.0 million for the six months ending June 30, 2023, related to the business combination with GoGreen associated with the SPAC and PIPE transactions, which were completed on July 6, 2023.

Directors’ fees for the Company covering the seven paid directors out the total eight directors of Lifezone Metals, totaled $360,984 for the six months ending June 30, 2024 (six months ended June 30, 2023, $86,500), have increased as a result of quarterly meetings since listing on July 6, 2023.

Depreciation of property and equipment and depreciation of right of use assets are higher by $469,370 and $107,428 respectively, compared to the six months ending June 30, 2023, due to additional leases and acquired assets from the Simulus acquisition on July 18, 2023.

Insurance cost increase largely reflects the impact of higher D&O insurance premiums taken out following our listing on the NYSE. The annual D&O premium was pre-paid in July 2023 and was expensed over 12-months, with a pre-payment asset of $835,117 remaining as of December 31, 2023, and released in the six months ending June 30, 2024. A new D&O insurance policy was taken out effective July 2024 with improved commercial terms, including a reduction in premiums of around 40% and a 50% decrease in retention.

Laboratory costs relate to consumables incurred by Simulus amounting to $638,822 (six months ended June 30, 2023: $Nil) not directly attributable to cost of sales.

The “Impairment of VAT receivable” reflects the full impairment of the Tanzanian VAT receivable amounting to $839,758 as at June 30, 2024, following TNCL’s receipt of a letter from the Tanzanian Revenue Authority (“TRA”) dated November 30, 2023, rejecting TNCL’s application for VAT refunds accumulated in relation to goods and services purchased for the Kabanga Nickel Project for the period covering August 1, 2021 – July 31, 2023. Lifezone will continue to monitor the situation closely and TNCL has objected to the decision by the TRA. TNCL believes the rejection of the VAT refund claim has no basis as the purchases were made in course of undertaking economic activities in Tanzania with the clear intention to produce goods (and services) in the future, in this case to develop the Kabanga Nickel Project and to produce and export metals. Lifezone is also lobbying the government of Tanzania.

Other administrative expenses are higher by $409,511 compared to the six months ending June 30, 2023, partly due to the inclusion of a $350,000 provision relating to litigation and associated costs, which was subsequently resolved, and payments have been made at the time of this report. Lifezone incurred Regulatory and Compliance Fees of $73,454 during the six months ending June 30, 2024 (June 30, 2023: $Nil), following listing on July 6, 2023, and $102,639 in expenses relating to Simulus operations (June 30, 2023: $Nil), offsetting these increases are reductions in other administration expenses.

Total general administrative expenses for the six months ending June 30, 2024, include the impact of the Simulus operations, amounting to $1.5 million (six months ended June 30, 2023: $Nil) following the acquisition of the business on July 18, 2023. Notable expenses in the six months ending June 30, 2024, include wages and employee benefits of $474,414 (six months ended June 30, 2023: $Nil), which included $106,161 of bonuses (June 30, 2023: $Nil), rent of $56,711 (six months ended June 30, 2023: $Nil) and laboratory costs of $638,822 (six months ended June 30, 2023: $Nil) and Depreciation of property and equipment and depreciation of right of use assets $619,292 (six months ended June 30, 2023: $Nil).